EXHIBIT 10.27


                             JOINT VENTURE AGREEMENT
                                   TERM SHEET


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PURPOSE:                   Design,  development,   manufacturing  and  wholesale
                           distribution  of the "Life and Death"  apparel  line.
                           (the "Product Line")
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PARTIES:                   Blue  Holdings,   Inc.   ("BLHL")  -  50%  membership
                           interest  Phillipe  Naouri  ("PN")  - 25%  membership
                           interest  Alex  Caugant   ("AC")  -  25%   membership
                           interest
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INITIAL CAPITAL            PN  and AC have invested an  undetermined  amount for
CONTRIBUTION:              the  initial  development and  launch of  the Product
                           Line, which, once determined,  shall be considered as
                           their collective Initial Capital Contribution. As its
                           Initial  Capital  Contribution,  BLHL will contribute
                           the same  amount,  and the BLHL  contribution  may be
                           used as working capital.
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ADDITIONAL CAPITAL:        The  Operating  Agreement  of Newco  shall  contain a
                           mechanism    for    "Additional    Capital    Calls".
                           Notwithstanding  the  foregoing,  no member  shall be
                           required  to  contribute  additional  capital  and no
                           members percentage  interest shall be diluted by such
                           member's  refusal to contribute  additional  capital.
                           Each such  Additional  Capital Call shall require the
                           unanimous  consent  of  the  members,  and  any  such
                           contributions   shall  be  made  by  the  members  in
                           accordance   with   their    respective    membership
                           interests.  Prior  to  making  a  capital  call,  the
                           managers  shall meet in good faith to  determine  the
                           necessity and the amount of any such call.
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                           In the  event  that  additional  working  capital  is
                           needed,  but  the  members  do not  wish  to  make an
                           Additional  Capital  Call,  then any member may,  but
                           shall not be required to, lend funds to Newco,  which
                           such loan shall be  evidenced  by a  promissory  note
                           with  interest  payable  at prime  plus 1% and  which
                           shall contain other  standard  terms and  conditions,
                           all of which must be approved by the managers.
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PROFITS & LOSSES:          The  members   shall  share  profits  and  losses  in
                           accordance with their percentage interests..
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COMPANY                    MANAGEMENT:  PN  and  Paul  Guez  will  serve  as the
                           managers  of  Newco.  PN  shall  be  responsible  for
                           managing all day to day  operations  of the business,
                           for  hiring  and   supervising   personnel   and  all
                           operations  relating to Newco's  business,  including
                           production,  accounting,  design and  development and
                           administration.
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BUDGET:                    The  managers  shall  prepare  and  adopt  an  annual
                           budget. Any expenses outside the budget shall require
                           the consent of both managers. All payroll, insurance,
                           advertising,   development,   production   and  other
                           overhead costs shall be projected in the budget.
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SALARIES:                  PN and AC shall enter into employment agreements with
                           Newco,  pursuant to which they shall provide  fashion
                           design  services for the Product Line,  and for which
                           they  will  each be  compensated  for the  first  six
                           months  at  the  rate  of  $15,000  per  month,   and
                           thereafter at the rate of $25,000 per month.  rate of
                           $300 000 per year.
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TRADEMARK:                 The "Life & Death" trademark  application,  Serial No
                           78880036  which is pending  before the United  States
                           Patent  and  Trademark  Office  shall be  irrevocably
                           assigned by PN to Newco.
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MISCELLANEOUS:             The  existing  employment  agreements  between  Antik
                           Denim, LLC, PN and AC (as amended) shall be further amended to permit (a) PN and AC to enter into an employment agreement with, and to provide services to Newco; (b) to provide a salary adjustment effective six (6) months following the inception of this agreement, whereby the salaries payable to PN and AC by Antik Denim, LLC shall be reduced from the present
                           $20,000 each per month to $10,000 each per month; and
                           (c) to amend Section 17 of the Employment Agreement to read as follows:

                                     17.      TERMINATION BY EMPLOYEE.

                                    If Employer ceases  conducting its business,
                           takes any action looking toward its dissolution or liquidation, makes an assignment for the benefit of its creditors, admits in writing its inability to pay its debts as they become due, files a voluntary, or becomes the subject of an involuntary petition in bankruptcy, becomes the subject of any state or federal insolvency proceeding of any kind, or otherwise materially breaches this Agreement, then the Employee, in the Employee's sole discretion, by written notice to the Employer, may terminate the employment, and the Employer consents to the Employee's release under such circumstances; and in the case of a material breach by Employer or if the Employer ceases to operate or exist as a result of such event, the provisions of paragraph 18 of this Agreement will not survive the termination.
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[CONTINUED FROM PAGE TWO]

AGREED AND ACCEPTED:


         /S/ PHILIPPE NAOURI
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Philippe Naouri



         /S/ ALEXANDRE CAUGANT
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Alexandre Caugant



BLUE HOLDINGS, INC.:


         /S/ PAUL GUEZ
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By:      Paul Guez, C.E.O


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